UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

Quantum Corporation
(Exact name of registrant as specified in its charter)

Delaware		001-13449	94-2665054
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

10770 E. Briarwood Avenue
Centennial,	CO		80112
(Address of Principal Executive Offices)			(Zip Code)

(408)	944-4000
Registrant's telephone number, including area code

224 Airport Parkway, Suite 550
San Jose, CA 95110
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	QMCO	Nasdaq Global Market

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On August 8, 2025, the Board of Directors (the “Board”) of Quantum Corporation (the “Company”) concluded that the Company’s previously-issued unaudited interim condensed consolidated financial statements for the fiscal third quarter ended December 31, 2024 contained in its Quarterly Report on Form 10-Q (the “Non-Reliance Period”), as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to the Non-Reliance Period, including management’s assessment of internal control over financial reporting and disclosure controls and procedures, should no longer be relied upon. The determination by the Board was made upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board and after consultation with the Company’s management team.

In June 2025, the Company identified certain service and subscription revenue inconsistencies during the Non-Reliance Period, which is deferred under Accounting Standards Codification Topic 606 (“Topic 606”) and recognized ratably over the term of the contract. The Company’s management reviewed and updated the periods over which revenue was being recognized to ensure consistent application for all service contracts invoiced in the fiscal year ended March 31, 2025 and the results have been applied to revenue. The Company’s management determined that no contracts entered into prior to fiscal year ended March 31, 2025 were impacted. The Company also determined that the standalone selling price that is used to allocate revenue under Topic 606 needed to be updated for the fiscal year ended March 31, 2025 resulting in an adjustment to revenue. As a result of these errors, the Company will restate the financial statements for the Non-Reliance Period (the “Restatement”). Subject to completion of its financial close procedures, the Company currently expects the Restatement will result in a decrease of approximately $3.9 million in revenue and a similar decrease in net loss from operations in the Non-Reliance Period.

In connection with the Restatement, the Audit Committee concluded, with concurrence of management, that there were deficiencies in the Company’s internal control over financial reporting and the Company’s disclosure controls and procedures that constituted material weaknesses as of December 31, 2024 and March 31, 2025. The Company expects to report material weaknesses related to the Company’s revenue recognition. As a result of these expected material weaknesses, the Company believes that it did not maintain effective entity-level controls within the control environment to prevent or detect material misstatements. Additional deficiencies or material weaknesses in the Company’s internal controls may be identified during its review. The Company’s full assessment of the effectiveness of its internal control over financial reporting will be described in more detail in the Annual Report on Form 10-K for the year ended March 31, 2025 (the “2025 10-K”).

There were also adjustments to the fiscal quarters ended June 30, 2024 and September 30, 2024. However, these adjustments were not material and are not required to be restated. They will be revised in the comparative period information when the Company issues its Quarterly Reports on Form 10-Q for the fiscal quarters ending June 30, 2025 and September 30, 2025.

The Audit Committee has discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered accounting firm.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: statements related to the completion of the Company’s review of accounting matters and audit of the Company’s financial statements; the Company’s plans to file the 2025 10-K, including the timing thereof; expectations with respect to how the adjustments will impact the Company’s financial statements; the Company’s beliefs regarding its internal controls over financial reporting and disclosure controls and procedures; and the Company’s plans, objectives and intentions, that are not historical facts generally. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the final outcome of the evaluation of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the review and audit of the Company’s financial statements, including its evaluation of effectiveness of internal control over financial reporting; the risk that additional deficiencies or material weaknesses are identified; risks related to the timely completion of the evaluation and filing of the 2025 10-K; changes in assumptions regarding how the evaluation will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the

Company’s common stock; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook. See also other risks that are described in “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended March 31, 2024, and any subsequent reports filed with the SEC. All forward-looking statements in this Item 4.02 are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Quantum Corporation
(Registrant)

August 8, 2025	/s/ Lewis W. Moorehead
(Date)	Lewis W. Moorehead
Chief Financial Officer